EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this 29th day of October, 2004, by and between ELECTRONIC GAME CARD, INC., a Nevada corporation (the "Company"), and SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation ("SciGames").

                                   BACKGROUND:

A. SciGames has subscribed for certain shares of "Common Stock" (as defined below) of the Company pursuant to a Subscription Agreement, dated October 12, 2004 (the "Subscription Agreement").

B. In connection with the transactions contemplated by the Subscription Agreement, the Company desires to grant to SciGames certain registration rights with respect to such shares, all as more particularly described in this Agreement.

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the following respective meanings:

      1.1 "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Georgia.

      1.2 "COMMON STOCK" shall mean the $0.001 par value common stock of the Company.

      1.3 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      1.4 "HOLDER" shall mean SciGames and any permitted transferee of SciGames.

      1.5 "PERSON" shall mean any individual, partnership, corporation, trust or other entity.

      1.6 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order by the SEC of the effectiveness of such registration statement.

      1.7 "REGISTRABLE SECURITIES" shall mean (i) the Shares and (ii) any other shares of Common Stock issued by way of (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split, combination of shares, recapitalization, restructuring, merger, consolidation or other distribution with respect to or exchange for or replacement of the Shares; provided, however, that the term "Registrable Securities" shall not include (i) any Shares that have been registered and sold pursuant to a registration, or (ii) any Shares that have been sold, or could then be sold within any three (3) month period, pursuant to Rule 144 promulgated under the Securities Act.

      1.8 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      1.9 "SEC" shall mean the Securities and Exchange Commission.

      1.10 "SHARES" shall mean the shares of Common Stock issued to SciGames pursuant to the Subscription Agreement.

                                   ARTICLE II
                               DEMAND REGISTRATION

      2.1 Demand Registration.

      (a) For a period of 270 days (plus any additional days during which a registration has been postponed pursuant to Section 2.1(f) hereof) from and after the date that is one (1) year from the date of this Agreement, the Holder shall be entitled to have the Company effect one (1) demand registration on Form S-3 (to the extent available to the Company, or any applicable substitute, replacement or successor form that may be adopted by the SEC) of the Registrable Securities then owned of record and beneficially by such Holder. A request for such demand registration (a "Registration Request") must be made in writing by the Holder.

      (b) The Company shall use its best efforts to cause the Registrable Securities specified in the Registration Request to be registered as soon as reasonably practicable so as to permit the sale thereof and, in connection therewith, shall, within thirty (30) days after the Holder provides the Company with such notice, prepare and file a registration statement with the SEC under the Securities Act to effect such registration.

      (c) Such registration statement shall contain such required information pursuant to the rules and regulations promulgated under the Securities Act and such additional information as deemed necessary by the managing underwriter or, if there is no managing underwriter, as deemed under the Securities Act to be necessary by the Company.

      (d) In connection with the preparation of the registration statement, the Holder shall:

            (i) Specify the number of Registrable Securities intended to be offered and sold by the Holder;

            (ii) Express the Holder's intention to offer or cause the offering of such shares for distribution;

            (iii) Describe the nature or method of the proposed offer and sale thereof by the Holder; and

            (iv) Undertake to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement.

      (e) Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such registration statement to be filed on or before the date such filing would be required, then the Company shall be entitled to postpone the filing of the registration statement for up to ninety (90) days; provided, that no period of postponement shall be counted in tolling the 270-day period referred to in Section 2.1(a) above.

      (f) If a registration has become effective but is withdrawn before completion of the offering contemplated thereby because of adverse business developments at the Company that were not known to the Holder when it requested that the Company initiate such registration proceedings, or which developments came into existence subsequent to such request, such registration shall not count as the demand registration referred to in the first sentence of this
Section 2.1.

      (g) If a registration is filed on behalf of the Holder and such registration is withdrawn at the request of the Holder for any reason other than adverse business developments at the Company that were not known to the Holder, such registration shall count as the demand registration referred to in the first sentence of this Section 2.1.

      (h) The Company shall not cause the registration under the Securities Act of any other shares of Common Stock to become effective (other than the registration of an employee stock plan, or registration in connection with any Rule 145 or similar transaction) during the effectiveness of a registration requested hereunder.

      2.2 Inclusion of Additional Shares.

      (a) The Company may include in a registration pursuant to this Article II securities for its own account and by other third parties in amounts as determined by the Company's Board of Directors. To the extent the Company includes in such registration statement securities for its own account or held by other parties, the Company shall take all actions it deems reasonably necessary to ensure that security holders of the Company, whether or not holding contractual registration rights, shall not have the right to exclude from any registration initiated pursuant to this Article II any Registrable Securities of the Holder.

      (b) The Company may enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter or underwriters' representative advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company, the securities held by officers, directors or employees of the Company and the securities held by other third parties shall be excluded from the underwriting by reason of the underwriter's marketing limitation to the extent so required by such limitation. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

      (c) If the Holder disapproves of the terms of the underwriting, the Holder's sole remedy shall be to withdraw therefrom by written notice to the Company and the underwriter or the underwriters' managing representative. The Holder shall be deemed to have withdrawn if the Holder fails to execute underwriting documents in customary form requested by the underwriter or the underwriters' managing representative within the time period requested for execution of such documents.

                                   ARTICLE III
                                PIGGYBACK RIGHTS

      3.1 Notice of Registration. If at any time or from time to time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders of the Company other than the Holder) under the Securities Act any class of the Company's equity securities for sale to the public on a registration statement on Form S-1, S-2, S-3 or any applicable substitute, replacement or successor form that may be adopted by the SEC for the sale of equity securities to the public, then and in each such case the Company, subject to the terms and conditions contained herein, shall:

            (a) Promptly give to the Holder written notice thereof; and

            (b) Include in such registration (and any related qualification under blue sky laws or other compliance) and underwriting, the Registrable Securities (subject to cutback as set forth in Section 3.2) specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by the Holder (the "Piggyback Request").

      3.2 Priority in Piggyback Registrations. In connection with any offering involving an underwriting of shares of the Company's equity securities as described in Section 3.1 above, the Company shall not be required under this
Section 3.2 to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the underwriters determine in writing and in good faith that the amount of Registrable Securities requested to be included in such registration would jeopardize the success of such offering, then the Company shall be required to include in the offering only that number of Registrable Securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Allocation of securities to be sold in any such offering shall be made first to the Company (unless the offering is pursuant to a contractual demand right, in which case the allocation shall be made first to the stockholders exercising such demand right, including the Holder) and thereafter, to the extent any other securities are to be included, on a pro-rata basis among the Holder and any other selling stockholders who have contractual rights to include shares in such offering according to the total number of designated Registrable Securities requested by the Holder and securities requested by such other selling stockholders to be included in such offering and entitled to inclusion therein on the basis of this Agreement or such other contractual agreement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of Registrable Securities allocated to the Holder or of securities allocated to each other selling stockholder to the nearest one hundred (100) shares. Notwithstanding anything to the contrary in this Agreement, but subject to the next sentence, the Holder agrees to delay the sale of any Registrable Securities not sold in such registration for the period requested by the underwriter or managing agent up to ninety (90) days (or such lesser amount of time if permitted by such underwriter or managing agent) following the effective date of the registration statement. The foregoing restriction shall not apply to the number of Registrable Securities, if any, requested by the Holder to be included in a registration but which are excluded from such registration at the discretion of the underwriters as set forth in this Section 3.2.

      3.3 Underwriting. The right of the Holder to registration pursuant to this
Article III shall be conditioned upon the Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its securities through such underwriting, the Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

      3.4 Right to Terminate Registration. The Company shall have the right to terminate or withdraw in good faith any registration initiated by it under this
Article III prior to the effectiveness of such registration, whether or not the Holder has elected to include securities in such registration.

                                   ARTICLE IV
                           OBLIGATIONS OF THE COMPANY

      4.1 Obligations of the Company. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of the Registrable Securities, the Company shall:

            (a) Prepare and file with the SEC a registration statement with respect to the Registrable Securities, and use its best efforts to cause such registration statement to become effective and to remain effective until the earlier of (i) the sale of the Registrable Securities so registered or (ii) ninety (90) days subsequent to the effective date of such registration; provided that, not less than three (3) days before filing with the SEC any registration statement or prospectus or not less than one (1) day before filing with the SEC any amendments or supplements thereto, the Company will furnish to the Holder and its counsel copies of all such documents proposed to be filed, including, without limitation, documents incorporated by reference in the prospectus and, if requested by the Holder, the exhibits incorporated by reference therein, and the Holder shall have the opportunity to object to any information pertaining solely to the Holder that is contained therein and the Company will make the corrections reasonably requested by the Holder with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto. The Company will not include or name the Holder in any registration statement or prospectus without the consent of the Holder, unless required to do so by the Securities Act and the rules and regulations promulgated thereunder; provided, however, that the Company may withdraw any registration of its securities in good faith at any time prior to the effective date of the registration statement relating thereto; provided, further, that in the event of any such withdrawal such registration shall not count as the demand registration referred to in the first sentence of Section
2.1 above;

            (b) Prepare and, as soon as reasonably practicable, file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement for the applicable period set forth in the immediately foregoing paragraph (a);

            (c) Furnish to the Holder such number of copies of the registration statement (including any amendment or supplement thereto) and prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, as the Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current;

            (d) If necessary, use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as the Holder shall reasonably request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified), maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where the Holder desires to effect such sales or other disposition;

            (e) The Company shall promptly notify the Holder of any stop order issued by the SEC and use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

            (f) The Company shall use its best efforts to cause all Registrable Securities covered by each registration statement to be listed subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such registration statement, on each securities exchange on which the Common Stock is then listed and admitted to trading on;

            (g) In the case of an underwritten offering, the Company shall cause to be delivered to the Holder and the underwriters, if any, copies of opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters;

            (h) The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (i) The Company shall cause to be delivered, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company's independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations promulgated thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

            (j) The Company will notify the Holder at any time when a prospectus relating to a registration statement for any Registrable Securities is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holder prepare and furnish to the Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

            (k) Take all such other actions either necessary or desirable to permit the Registrable Securities held by the Holder to be registered and disposed of in accordance with the method of disposition described herein.

      4.2 Condition Precedent to the Company's Obligations. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of the Holder that the Holder shall furnish to the Company such information regarding the securities held by the Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                                    ARTICLE V
                       DISCONTINUANCE OF USE OF PROSPECTUS

      The Holder agrees by acquisition of the Shares that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 4.1(j) above, the Holder will forthwith discontinue the Holder's offer of Shares pursuant to the registration statement relating to such Shares until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(j) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Shares at the time of receipt of such notice. In the event that the Holder uses a prospectus in connection with the offering and sale of any of the Shares covered by such prospectus, the Holder will use only the latest version of such prospectus provided by the Company.

                                   ARTICLE VI
                            EXPENSES OF REGISTRATION

      The Company shall pay all of the expenses incurred in connection with any registration statements that are initiated pursuant to this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, stock exchange qualification fees, the fees and disbursements of the Company's outside counsel and independent accountants, including expenses incurred in connection with any special audits incidental to or required by such registration. Any underwriting discounts, fees and disbursements of counsel to the Holder, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of the Holder shall be borne by the Holder.

                                   ARTICLE VII
                        INDEMNIFICATION AND CONTRIBUTION

      7.1 Indemnification by the Company. In the case of each registration effected by the Company pursuant to this Agreement in which the Holder's Registrable Securities are included, the Company shall indemnify and hold harmless the Holder and each party, if any, that controls the Holder within the meaning of the Securities Act and the Holder's and any such party's directors and officers against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defenses of any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in
(i) the registration statement, (ii) any preliminary prospectus or final prospectus contained therein, or (iii) any amendment or supplement thereto or any document incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification agreement contained in this Section 7.1 shall not (i) apply to such losses, claims, damages, liabilities or actions of the Holder arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Holder for use in connection with the preparation of the registration statement or any preliminary prospectus or final prospectus contained in the registration statement or any such amendment thereof or supplement thereto or any document incorporated by reference therein, or (ii) inure to the benefit of any party to the extent such party's claim for indemnification hereunder arises out of or is based on any violation by such party of applicable law.

      7.2 Indemnification by the Holder. In the case of each registration effected by the Company pursuant to this Agreement in which the Holder's Registrable Securities are included, the Holder shall be obligated, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company and each party, if any, who controls the Company within the meaning of the Securities Act, and the Company's and any such party's directors and officers, and the underwriters for such offering, and each person, if any, who controls any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such indemnifying party for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if settlement is effected without the consent of the Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the net proceeds from the applicable offering received by the Holder.

      7.3 Defense of Claims. Each party entitled to indemnification under this
Article VII (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article VII unless, and only to the extent that, the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      7.4 Contribution. If the indemnification provided for in this Article VII is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything in this Section 7.4 to the contrary, in no event shall the Holder's aggregate liability pursuant to this Agreement exceed the net proceeds from the applicable offering received by the Holder.

      7.5 Limitation. The foregoing indemnity and contribution agreements of the Company and the Holder are subject to the condition that, insofar as they relate to any loss, claim, liability or damage arising from any misstatement or omission made in a preliminary prospectus, but eliminated or remedied in the amended or supplemented prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended or supplemented prospectus is filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or the Holder if a copy of the Final Prospectus was furnished to the underwriter or the Holder and was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                                  ARTICLE VIII
                       SELECTION OF MANAGING UNDERWRITERS

      Subject to the obligations of the Company under agreements existing on the date hereof, the managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to the terms and conditions hereof shall be selected by the Company. The Holder may not participate in any underwritten offering hereunder unless the Holder: (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Company; (ii) completes and executes powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; (iii) complies with all reasonable requests made by the Company or its counsel with respect to the registration of the Holder's Registrable Securities, including, without limitation, providing such information regarding the Holder and the distribution of the Holder's Registrable Securities.

                                   ARTICLE IX
                               RULE 144 REPORTING

      With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and

            (b) File with the SEC in a timely manner all reports and other documents required of The Company under the Securities Act and the Exchange Act.

                                    ARTICLE X
                                   TERMINATION

      This Agreement shall terminate (except with respect to Article VII and this Article X, which are intended to survive any termination of this Agreement) on the seventh (7th) anniversary of the date hereof.

                                   ARTICLE XI
                                  MISCELLANEOUS

      11.1 No Waiver. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      11.2 Entire Agreement; Amendment. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing executed by the Company and the Holder.

      11.3 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties hereto that they would have executed the remaining provisions without including any that may be declared unenforceable.

      11.4 Headings; References. Article and Section headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Any references to specific Articles or Sections shall be references to Articles or Sections of this Agreement unless expressly stated otherwise.

      11.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement, and any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

      11.6 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed to the address of such party as set forth beneath such party's signature hereto, or at such other address as a party may designate by ten days' advance written notice to the other parties hereto pursuant to the provisions of this Section 11.6.

      11.7 Successors and Assigns; Assignment. This Agreement shall bind the successors and assigns of the parties hereto, and shall inure to the benefit of any successor or assign of any of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of the other party or parties; provided, however, that Holder may assign its rights and obligations under this Agreement (other than under Article II) without such consent to any transferee of Registrable Securities who is an affiliate of SciGames, provided such affiliate agrees to be bound by the terms of this Agreement as a "Holder."

      11.8 Governing Law. The validity and effect of this Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the undersigned have caused their respective duly authorized representatives to execute this Agreement as of the day and year first above written.

                           "Company"

                           ELECTRONIC GAME CARD, INC.

                           By:         /s/ John Bentley
                                       ------------------------------------
                           Name:       John Bentley
                           Title:      President
                           Address:    Electronic Game Card, Inc.
                                       712 Fifth Avenue, 19th Floor
                                       New York, NY 10019-1108

                           "SciGames"

                           SCIENTIFIC GAMES INTERNATIONAL, INC.

                           By:         /s/ Steven M. Saferin
                                       ------------------------------------
                           Name:       Steven M. Saferin
                           Title:      Senior Vice President
                           Address:    Scientific Games International, Inc.